                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Western Wireless Corporation's previously filed Registration Statements, File No. 333-10421, File No. 333-18137 and File No. 333-28959.



/s/ Arthur Andersen LLP

Seattle, Washington,
March 30, 1999